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                                                                   Exhibit 5.3



                        CONSENT OF INDEPENDENT AUDITORS




We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-92229) pertaining to the 1993 Stock Option Plan and the 1996 Employee Stock Purchase Plan of Biovail Corporation of our report dated February 29, 2000, with respect to the consolidated financial statements of Biovail Corporation for the year ended December 31, 1999, included in the Form 6-K, dated April 19, 2000.

Toronto, Canada                                          /s/ Ernst & Young LLP
April 19, 2000                                           Chartered Accountants